EXHIBIT 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
December 2005

Table of Contents

Consolidated Balance Sheets	1

Credit Exposure Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Direct Financing Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income and Net Impact of MSR Hedging	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Non-Performing Assets and Past Due Loans and Leases	11

Quarterly Stock Summary, Capital, and Other Data	12

Quarterly Operating Lease Performance	13

Consolidated Annual Average Balance Sheets	14

Consolidated Annual Net Interest Margin Analysis	15

Selected Annual Income Statement Data	16

Annual Mortgage Banking Income and Net Impact of MSR Hedging	17

Annual Credit Reserves Analysis	18

Annual Net Charge-Off Analysis	19

Annual Non-Performing Assets and Past Due Loans and Leases	20

Annual Operating Lease Performance	21
Note:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2005		2004	December '05 vs '04
(in thousands of dollars, except per share amounts)	December 31,	September 30,	December 31,	Amount	Percent
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$966,445	$803,425	$877,320	$89,125	10.2%
Federal funds sold and securities purchased under resale agreements	74,331	78,325	628,040	(553,709)	(88.2)
Interest bearing deposits in banks	22,391	22,379	22,398	(7)	(0.0)
Trading account securities	8,619	191,418	309,630	(301,011)	(97.2)
Loans held for sale	294,344	449,096	223,469	70,875	31.7
Investment securities	4,526,520	4,304,898	4,238,945	287,575	6.8
Loans and leases (1)	24,472,166	24,496,287	23,560,277	911,889	3.9
Allowance for loan and lease losses	(268,347)	(253,943)	(271,211)	2,864	(1.1)

Net loans and leases	24,203,819	24,242,344	23,289,066	914,753	3.9

Operating lease assets	229,077	274,190	587,310	(358,233)	(61.0)
Bank owned life insurance	1,001,542	993,407	963,059	38,483	4.0
Premises and equipment	360,677	358,876	355,115	5,562	1.6
Goodwill and other intangible assets	217,486	217,703	215,807	1,679	0.8
Customers’ acceptance liability	4,536	7,463	11,299	(6,763)	(59.9)
Accrued income and other assets	855,018	819,464	844,039	10,979	1.3

Total Assets	$32,764,805	$32,762,988	$32,565,497	$199,308	0.6%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$22,409,675	$22,349,122	$20,768,161	$1,641,514	7.9%
Short-term borrowings	1,889,260	1,502,566	1,207,233	682,027	56.5
Federal Home Loan Bank advances	1,155,647	1,155,656	1,271,088	(115,441)	(9.1)
Other long-term debt	2,418,419	2,795,431	4,016,004	(1,597,585)	(39.8)
Subordinated notes	1,023,371	1,034,343	1,039,793	(16,422)	(1.6)
Allowance for unfunded loan commitments and letters of credit	36,957	38,098	33,187	3,770	11.4
Bank acceptances outstanding	4,536	7,463	11,299	(6,763)	(59.9)
Deferred federal income tax liability	743,655	768,344	783,628	(39,973)	(5.1)
Accrued expenses and other liabilities	525,784	489,290	897,466	(371,682)	(41.4)

Total Liabilities	30,207,304	30,140,313	30,027,859	179,445	0.6

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock — without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 224,106,172; 229,005,823 and 231,605,281 shares, respectively.	2,491,326	2,490,919	2,484,204	7,122	0.3
Less 33,760,083; 28,860,432 and 26,260,974 treasury shares, respectively	(693,576)	(575,941)	(499,259)	(194,317)	38.9
Accumulated other comprehensive loss	(22,093)	(21,839)	(10,903)	(11,190)	N.M.
Retained earnings	781,844	729,536	563,596	218,248	38.7

Total Shareholders’ Equity	2,557,501	2,622,675	2,537,638	19,863	0.8

Total Liabilities and Shareholders’ Equity	$32,764,805	$32,762,988	$32,565,497	$199,308	0.6%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Credit Exposure Composition

							Change
	2005				2004		December '05 vs '04
(in thousands of dollars)	December 31,		September 30,		December 31,		Amount	Percent
	(Unaudited)		(Unaudited)
By Type
Commercial:
Middle market commercial and industrial (1)	$5,084,244	20.6%	$4,790,680	19.3%	$4,660,141	19.3%	$424,103	9.1%
Construction	1,521,897	6.2	1,762,237	7.1	1,592,125	6.6	(70,228)	(4.4)
Commercial (1)	2,015,498	8.2	1,885,027	7.6	1,881,835	7.8	133,663	7.1

Middle market commercial real estate	3,537,395	14.4	3,647,264	14.7	3,473,960	14.4	63,435	1.8

Small business commercial and industrial and commercial real estate	2,223,740	9.1	2,234,988	9.1	2,168,877	8.9	54,863	2.5

Total commercial	10,845,379	44.1	10,672,932	43.1	10,302,978	42.6	542,401	5.3

Consumer:
Automobile loans	1,985,304	8.0	2,063,285	8.3	1,948,667	8.1	36,637	1.9
Automobile leases	2,289,015	9.3	2,381,004	9.6	2,443,455	10.1	(154,440)	(6.3)
Home equity	4,638,841	18.8	4,684,904	18.9	4,554,540	18.9	84,301	1.9
Residential mortgage	4,193,139	17.0	4,180,350	16.9	3,829,234	15.9	363,905	9.5
Other loans	520,488	1.9	513,812	2.1	481,403	2.0	39,085	8.1

Total consumer	13,626,787	55.0	13,823,355	55.8	13,257,299	55.0	369,488	2.8

Total loans and direct financing leases	$24,472,166	99.1	$24,496,287	98.9	$23,560,277	97.6	$911,889	3.9

Operating lease assets	229,077	0.9	274,190	1.1	587,310	2.4	(358,233)	(61.0)

Total credit exposure	$24,701,243	100.0%	$24,770,477	100.0%	$24,147,587	100.0%	$553,656	2.3%

Total automobile exposure (2)	$4,503,396	18.2%	$4,718,479	19.0%	$4,979,432	20.6%	$(476,036)	(9.6)%

By Business Segment (3)
Regional Banking:
Central Ohio	$3,147,464	12.7%	$3,223,920	13.0%	$3,096,709	12.8%	$50,755	1.6%
Northern Ohio	2,892,228	11.7	2,952,508	11.9	2,857,746	11.8	34,482	1.2
Southern Ohio / Kentucky	2,042,070	8.3	2,064,617	8.3	1,895,180	7.8	146,890	7.8
West Michigan	2,363,873	9.6	2,369,813	9.6	2,271,682	9.4	92,191	4.1
East Michigan	1,574,000	6.4	1,530,757	6.2	1,430,169	5.9	143,831	10.1
West Virginia	970,959	3.9	948,854	3.8	882,016	3.7	88,943	10.1
Indiana	1,027,455	4.2	967,324	3.9	961,700	4.0	65,755	6.8
Mortgage and equipment leasing groups	3,533,809	14.3	3,505,072	14.2	3,196,762	13.2	337,047	10.5

Regional Banking	17,551,858	71.1	17,562,865	70.8	16,591,964	68.7	959,894	5.8
Dealer Sales (4)	5,430,038	22.0	5,492,278	22.2	5,920,256	24.5	(490,218)	(8.3)
Private Financial and Capital Markets Group	1,719,347	6.9	1,715,334	7.0	1,635,367	6.8	83,980	5.1
Treasury / Other	—	—	—	—	—	—	—	—

Total credit exposure	$24,701,243	100.0%	$24,770,477	100.0%	$24,147,587	100.0%	$553,656	2.3%

(1)	The fourth quarter of 2005 reflects a net reclassification of $500 million from middle market commercial real estate to middle market commercial and industrial, on November 1, 2005.

(2)	Sum of automobile loans and leases and automobile operating lease assets.

(3)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(4)	Includes operating lease inventory.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2005				2004		December '05 vs '04
(in thousands of dollars)	December 31,		September 30,		December 31,		Amount	Percent
	(Unaudited)		(Unaudited)
By Type
Demand deposits — non-interest bearing	$3,390,044	15.1%	$3,361,749	15.0%	$3,392,123	16.3%	$(2,079)	(0.1)%
Demand deposits — interest bearing	7,380,044	32.9	7,481,019	33.5	7,786,377	37.5	(406,333)	(5.2)
Savings and other domestic time deposits	3,094,136	13.8	3,186,354	14.3	3,502,552	16.9	(408,416)	(11.7)
Certificates of deposit less than $100,000	3,526,039	15.7	3,281,457	14.7	2,466,965	11.9	1,059,074	42.9

Total core deposits	17,390,263	77.5	17,310,579	77.5	17,148,017	82.6	242,246	1.4
Domestic time deposits of $100,000 or more	1,348,928	6.0	1,356,875	6.1	1,081,660	5.2	267,268	24.7
Brokered deposits and negotiable CDs	3,199,796	14.3	3,228,083	14.4	2,097,537	10.1	1,102,259	52.6
Deposits in foreign offices	470,688	2.2	453,585	2.0	440,947	2.1	29,741	6.7

Total deposits	$22,409,675	100.0%	$22,349,122	100.0%	$20,768,161	100.0%	$1,641,514	7.9%

Total core deposits:
Commercial	$5,352,053	30.8%	$5,424,728	31.3%	$5,293,666	30.9%	$58,387	1.1%
Personal	12,038,210	69.2	11,885,851	68.7	11,854,351	69.1	183,859	1.6

Total core deposits	$17,390,263	100.0%	$17,310,579	100.0%	$17,148,017	100.0%	$242,246	1.4%

By Business Segment (1)
Regional Banking:
Central Ohio	$4,525,881	20.2%	$4,433,948	19.8%	$4,500,840	21.7%	$25,041	0.6%
Northern Ohio	4,070,715	18.2	4,035,762	18.1	4,068,385	19.6	2,330	0.1
Southern Ohio / Kentucky	1,951,502	8.7	1,915,034	8.6	1,742,353	8.4	209,149	12.0
West Michigan	2,795,199	12.5	2,783,571	12.5	2,643,510	12.7	151,689	5.7
East Michigan	2,271,736	10.1	2,311,421	10.3	2,222,191	10.7	49,545	2.2
West Virginia	1,463,678	6.5	1,428,172	6.4	1,375,151	6.6	88,527	6.4
Indiana	726,768	3.2	770,834	3.4	663,927	3.2	62,841	9.5
Mortgage and equipment leasing groups	161,866	0.7	177,026	0.8	194,624	0.9	(32,758)	(16.8)

Regional Banking	17,967,345	80.2	17,855,768	79.9	17,410,981	83.8	556,364	3.2
Dealer Sales	65,255	0.3	72,411	0.3	74,969	0.4	(9,714)	(13.0)
Private Financial and Capital Markets Group	1,169,179	5.2	1,186,360	5.3	1,176,303	5.7	(7,124)	(0.6)
Treasury / Other (2)	3,207,896	14.3	3,234,583	14.5	2,105,908	10.1	1,101,988	52.3

Total deposits	$22,409,675	100.0%	$22,349,122	100.0%	$20,768,161	100.0%	$1,641,514	7.9%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(2)	Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2005				2004	4Q05 vs 4Q04
(in millions of dollars)	Fourth	Third	Second	First	Fourth	Amount	Percent

Assets
Interest bearing deposits in banks	$51	$54	$54	$53	$60	$(9)	(15.0)%
Trading account securities	119	274	236	200	228	(109)	(47.8)
Federal funds sold and securities purchased under resale agreements	103	142	225	475	695	(592)	(85.2)
Loans held for sale	361	427	276	203	229	132	57.6
Investment securities:
Taxable	3,802	3,523	3,589	3,932	3,858	(56)	(1.5)
Tax-exempt	540	537	411	409	404	136	33.7

Total investment securities	4,342	4,060	4,000	4,341	4,262	80	1.9
Loans and leases: (1)
Commercial:
Middle market commercial and industrial (2)	4,946	4,708	4,901	4,710	4,503	443	9.8
Construction	1,675	1,720	1,678	1,642	1,577	98	6.2
Commercial (2)	1,923	1,922	1,905	1,883	1,852	71	3.8

Middle market commercial real estate	3,598	3,642	3,583	3,525	3,429	169	4.9
Small business commercial and industrial and commercial real estate	2,230	2,251	2,230	2,183	2,136	94	4.4

Total commercial	10,774	10,601	10,714	10,418	10,068	706	7.0

Consumer:
Automobile loans	2,018	2,078	2,069	2,008	1,913	105	5.5
Automobile leases	2,337	2,424	2,468	2,461	2,388	(51)	(2.1)

Automobile loans and leases	4,355	4,502	4,537	4,469	4,301	54	1.3
Home equity	4,653	4,681	4,636	4,570	4,489	164	3.7
Residential mortgage	4,165	4,157	4,080	3,919	3,695	470	12.7
Other loans	521	507	491	480	479	42	8.8

Total consumer	13,694	13,847	13,744	13,438	12,964	730	5.6

Total loans and leases	24,468	24,448	24,458	23,856	23,032	1,436	6.2
Allowance for loan and lease losses	(262)	(256)	(270)	(282)	(283)	21	7.4

Net loans and leases	24,206	24,192	24,188	23,574	22,749	1,457	6.4

Total earning assets	29,444	29,405	29,249	29,128	28,506	938	3.3

Operating lease assets	245	309	409	529	648	(403)	(62.2)
Cash and due from banks	742	867	865	909	880	(138)	(15.7)
Intangible assets	218	217	218	218	216	2	0.9
All other assets	2,227	2,197	2,149	2,079	2,094	133	6.4

Total Assets	$32,614	$32,739	$32,620	$32,581	$32,061	$553	1.7%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,444	$3,406	$3,352	$3,314	$3,401	$43	1.3%
Demand deposits — interest bearing	7,496	7,539	7,677	7,925	7,658	(162)	(2.1)
Savings and other domestic time deposits	2,984	3,095	3,230	3,317	3,395	(411)	(12.1)
Certificates of deposit less than $100,000	3,421	3,157	2,720	2,496	2,454	967	39.4

Total core deposits	17,345	17,197	16,979	17,052	16,908	437	2.6
Domestic time deposits of $100,000 or more	1,397	1,271	1,248	1,249	990	407	41.1
Brokered deposits and negotiable CDs	3,210	3,286	3,249	2,720	1,948	1,262	64.8
Deposits in foreign offices	490	462	434	442	465	25	5.4

Total deposits	22,442	22,216	21,910	21,463	20,311	2,131	10.5
Short-term borrowings	1,472	1,559	1,301	1,179	1,302	170	13.1
Federal Home Loan Bank advances	1,156	935	1,136	1,196	1,270	(114)	(9.0)
Subordinated notes and other long-term debt	3,687	3,960	4,100	4,517	5,099	(1,412)	(27.7)

Total interest bearing liabilities	25,313	25,264	25,095	25,041	24,581	732	3.0

All other liabilities	1,283	1,458	1,554	1,699	1,598	(315)	(19.7)
Shareholders’ equity	2,574	2,611	2,619	2,527	2,481	93	3.7

Total Liabilities and Shareholders’ Equity	$32,614	$32,739	$32,620	$32,581	$32,061	$553	1.7%

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

(2)	The fourth quarter of 2005 reflects a net reclassification of $500 million from middle market commercial real estate to middle market commercial and industrial, on November 1, 2005.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2005				2004
Fully taxable equivalent basis (1)	Fourth	Third	Second	First	Fourth

Assets
Interest bearing deposits in banks	3.20%	2.13%	1.47%	1.88%	1.61%
Trading account securities	4.53	3.95	3.94	4.14	4.15
Federal funds sold and securities purchased under resale agreements	3.78	3.41	2.76	2.36	1.99
Loans held for sale	5.68	5.43	6.04	5.55	5.69
Investment securities:
Taxable	4.70	4.37	4.13	3.87	3.77
Tax-exempt	6.77	6.62	6.76	6.73	6.89

Total investment securities	4.96	4.67	4.40	4.14	4.07
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	6.28	5.87	5.65	5.02	4.80
Construction	6.70	6.16	5.70	5.13	4.65
Commercial	6.34	5.90	5.44	5.15	4.80

Middle market commercial real estate	6.51	6.02	5.56	5.14	4.73
Small business commercial and industrial and commercial real estate	6.41	6.17	5.99	5.81	5.67

Total commercial	6.38	5.98	5.69	5.23	4.96

Consumer:
Automobile loans	6.26	6.44	6.57	6.83	7.31
Automobile leases	4.98	4.94	4.91	4.92	5.00

Automobile loans and leases	5.57	5.63	5.67	5.78	6.02
Home equity	7.03	6.60	6.24	5.77	5.30
Residential mortgage	5.61	5.45	5.37	5.36	5.53
Other loans	5.98	5.92	6.22	6.42	6.87

Total consumer	6.09	5.91	5.79	5.67	5.66

Total loans and leases	6.22	5.94	5.75	5.48	5.34

Total earning assets	6.01%	5.72%	5.52%	5.21%	5.05%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	2.12	1.87	1.64	1.45	1.21
Savings and other domestic time deposits	1.44	1.39	1.34	1.27	1.26
Certificates of deposit less than $100,000	3.70	3.58	3.49	3.43	3.38

Total core deposits	2.36	2.15	1.94	1.76	1.62
Domestic time deposits of $100,000 or more	3.90	3.60	3.27	2.92	2.51
Brokered deposits and negotiable CDs	4.20	3.66	3.25	2.80	2.26
Deposits in foreign offices	2.66	2.28	1.95	1.41	0.98

Total deposits	2.79	2.52	2.26	1.99	1.73
Short-term borrowings	3.11	2.74	2.16	1.66	1.17
Federal Home Loan Bank advances	3.37	3.08	3.02	2.90	2.68
Subordinated notes and other long-term debt	4.72	4.20	3.91	3.39	2.67

Total interest bearing liabilities	3.12%	2.82%	2.56%	2.27%	1.94%

Net interest rate spread	2.89%	2.90%	2.96%	2.94%	3.11%
Impact of non-interest bearing funds on margin	0.45	0.41	0.40	0.37	0.27

Net interest margin	3.34%	3.31%	3.36%	3.31%	3.38%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Direct Financing Leases
    and Deposit Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2005				2004	4Q05 vs 4Q04
(in millions of dollars)	Fourth	Third	Second	First	Fourth	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$3,222	$3,181	$3,173	$3,105	$3,073	$149	4.8%
Northern Ohio	2,919	2,926	2,921	2,867	2,810	109	3.9
Southern Ohio / Kentucky	2,069	2,080	2,067	1,967	1,862	207	11.1
West Michigan	2,382	2,377	2,366	2,297	2,255	127	5.6
East Michigan	1,537	1,507	1,479	1,444	1,402	135	9.6
West Virginia	963	944	907	878	875	88	10.1
Indiana	976	983	1,022	980	906	70	7.7
Mortgage and equipment leasing groups	3,461	3,433	3,364	3,266	3,064	397	13.0

Regional Banking	17,529	17,431	17,299	16,804	16,247	1,282	7.9
Dealer Sales	5,225	5,316	5,496	5,410	5,204	21	0.4
Private Financial and Capital Markets Group	1,714	1,701	1,663	1,642	1,581	133	8.4
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$24,468	$24,448	$24,458	$23,856	$23,032	$1,436	6.2%

Deposit composition (1)
Regional Banking:
Central Ohio	$4,508	$4,494	$4,555	$4,487	$4,344	$164	3.8%
Northern Ohio	4,122	4,072	3,931	4,085	4,028	94	2.3
Southern Ohio / Kentucky	1,938	1,861	1,750	1,764	1,665	273	16.4
West Michigan	2,778	2,671	2,638	2,684	2,672	106	4.0
East Michigan	2,296	2,267	2,270	2,298	2,199	97	4.4
West Virginia	1,428	1,408	1,387	1,367	1,359	69	5.1
Indiana	742	746	723	698	679	63	9.3
Mortgage and equipment leasing groups	202	215	197	179	213	(11)	(5.2)

Regional Banking	18,014	17,734	17,451	17,562	17,159	855	5.0
Dealer Sales	62	72	69	71	72	(10)	(13.9)
Private Financial and Capital Markets Group	1,149	1,116	1,133	1,094	1,116	33	3.0
Treasury / Other	3,217	3,294	3,257	2,736	1,964	1,253	63.8

Total deposits	$22,442	$22,216	$21,910	$21,463	$20,311	$2,131	10.5%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	2005				2004	4Q05 vs 4Q04
(in thousands of dollars, except per share amounts)	Fourth	Third	Second	First	Fourth	Amount	Percent

Interest income	$442,476	$420,858	$402,326	$376,105	$359,215	$83,261	23.2%
Interest expense	198,800	179,221	160,426	140,907	120,147	78,653	65.5

Net interest income	243,676	241,637	241,900	235,198	239,068	4,608	1.9
Provision for credit losses	30,831	17,699	12,895	19,874	12,654	18,177	N.M.

Net interest income after provision for credit losses	212,845	223,938	229,005	215,324	226,414	(13,569)	(6.0)

Service charges on deposit accounts	42,083	44,817	41,516	39,418	41,747	336	0.8
Trust services	20,425	19,671	19,113	18,196	17,315	3,110	18.0
Brokerage and insurance income	13,101	13,948	13,544	13,026	12,879	222	1.7
Bank owned life insurance income	10,389	10,104	10,139	10,104	10,484	(95)	(0.9)
Other service charges and fees	11,488	11,449	11,252	10,159	10,617	871	8.2
Mortgage banking income (loss)	10,909	21,116	(2,376)	12,061	8,822	2,087	23.7
Securities gains (losses)	(8,770)	101	(343)	957	2,100	(10,870)	N.M.
Gains on sales of automobile loans	455	502	254	—	—	455	—
Other income	22,900	9,770	24,974	17,397	23,870	(970)	(4.1)

Sub-total before operating lease income	122,980	131,478	118,073	121,318	127,834	(4,854)	(3.8)
Operating lease income	24,342	29,262	38,097	46,732	55,106	(30,764)	(55.8)

Total non-interest income	147,322	160,740	156,170	168,050	182,940	(35,618)	(19.5)

Personnel costs	116,111	117,476	124,090	123,981	122,738	(6,627)	(5.4)
Net occupancy	17,940	16,653	17,257	19,242	26,082	(8,142)	(31.2)
Outside data processing and other services	19,693	18,062	18,113	18,770	18,563	1,130	6.1
Equipment	16,093	15,531	15,637	15,863	15,733	360	2.3
Professional services	7,440	8,323	9,347	9,459	9,522	(2,082)	(21.9)
Marketing	7,403	6,779	7,441	6,454	5,581	1,822	32.6
Telecommunications	4,453	4,512	4,801	4,882	4,596	(143)	(3.1)
Printing and supplies	3,084	3,102	3,293	3,094	3,148	(64)	(2.0)
Amortization of intangibles	218	203	204	204	205	13	6.3
Other expense	19,194	19,588	19,074	18,380	26,526	(7,332)	(27.6)

Sub-total before operating lease expense	211,629	210,229	219,257	220,329	232,694	(21,065)	(9.1)
Operating lease expense	18,726	22,823	28,879	37,948	48,320	(29,594)	(61.2)

Total non-interest expense	230,355	233,052	248,136	258,277	281,014	(50,659)	(18.0)

Income before income taxes	129,812	151,626	137,039	125,097	128,340	1,472	1.1
Provision for income taxes	29,239	43,052	30,614	28,578	37,201	(7,962)	(21.4)

Net income	$100,573	$108,574	$106,425	$96,519	$91,139	$9,434	10.4%

Average common shares — diluted	229,718	233,456	235,671	235,053	235,502	(5,784)	(2.5)%

Per common share
Net income — diluted	$0.44	$0.47	$0.45	$0.41	$0.39	$0.05	12.8
Cash dividends declared	0.215	0.215	0.215	0.200	0.200	0.015	7.5

Return on average total assets	1.22%	1.32%	1.31%	1.20%	1.13%	0.09%	8.0
Return on average total shareholders’ equity	15.5	16.5	16.3	15.5	14.6	0.9	6.2
Net interest margin (1)	3.34	3.31	3.36	3.31	3.38	(0.04)	(1.2)
Efficiency ratio (2)	57.0	57.4	61.8	63.7	66.4	(9.4)	(14.2)
Effective tax rate	22.5	28.4	22.3	22.8	29.0	(6.5)	(22.4)

Revenue — fully taxable equivalent (FTE)
Net interest income	$243,676	$241,637	$241,900	$235,198	$239,068	$4,608	1.9
FTE adjustment	3,837	3,734	2,961	2,861	2,847	990	34.8

Net interest income (1)	247,513	245,371	244,861	238,059	241,915	5,598	2.3
Non-interest income	147,322	160,740	156,170	168,050	182,940	(35,618)	(19.5)

Total revenue (1)	$394,835	$406,111	$401,031	$406,109	$424,855	$(30,020)	(7.1)%

N.M., not a meaningful value.

(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	2005				2004	4Q05 vs 4Q04
(in thousands of dollars)	Fourth	Third	Second	First	Fourth	Amount	Percent

Mortgage Banking Income
Origination fees	$1,979	$3,037	$3,066	$2,699	$3,264	$(1,285)	(39.4)%
Secondary marketing	3,346	3,409	1,749	2,482	1,623	1,723	N.M.
Servicing fees	5,791	5,532	5,464	5,394	5,730	61	1.1
Amortization of capitalized servicing	(3,785)	(4,626)	(5,187)	(4,761)	(5,153)	1,368	(26.5)
Other mortgage banking income	3,193	3,307	2,763	2,487	2,620	573	21.9

Sub-total	10,524	10,659	7,855	8,301	8,084	2,440	30.2
MSR recovery / (impairment)	385	10,457	(10,231)	3,760	738	(353)	(47.8)

Total mortgage banking income (loss)	$10,909	$21,116	$(2,376)	$12,061	$8,822	$2,087	23.7%

Capitalized mortgage servicing rights (1)	$91,259	$85,940	$71,150	$80,972	$77,107	$14,152	18.4%
Total mortgages serviced for others (1)	7,276,000	7,081,000	6,951,000	6,896,000	6,861,000	415,000	6.0

Net Impact of MSR Hedging
MSR recovery / (impairment)	$385	$10,457	$(10,231)	$3,760	$738	$(353)	(47.8)%
Net trading gains (losses) related to MSR hedging (2)	(2,091)	(12,831)	5,727	(4,182)	(3,345)	1,254	(37.5)
Net interest income related to MSR hedging	109	233	512	834	1,451	(1,342)	(92.5)
Other MSR hedge activity (4)	—	—	—	—	—	—	—

Net impact of MSR hedging (3)	$(1,597)	$(2,141)	$(3,992)	$412	$(1,156)	$(441)	38.1%

N.M., not a meaningful value.

(1)	At period end.

(2)	Included in other non-interest income.

(3)	The tables above exclude securities gains or losses related to the investment securities portfolio.

(4)	Included in other mortgage banking income.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2005				2004
(in thousands of dollars)	Fourth	Third	Second	First	Fourth

Allowance for loan and lease losses, beginning of period	$253,943	$254,784	$264,390	$271,211	$282,650

Loan and lease losses	(27,072)	(25,830)	(25,733)	(37,213)	(31,737)
Recoveries of loans previously charged off	9,504	7,877	9,469	8,941	10,824

Net loan and lease losses	(17,568)	(17,953)	(16,264)	(28,272)	(20,913)

Provision for loan and lease losses	31,972	17,112	13,247	21,451	9,474
Economic reserve transfer	—	—	(6,253)	—	—
Allowance of assets sold and securitized	—	—	(336)	—	—

Allowance for loan and lease losses, end of period	$268,347	$253,943	$254,784	$264,390	$271,211

Allowance for unfunded loan commitments and letters of credit, beginning of period	$38,098	$37,511	$31,610	$33,187	$30,007

Provision for unfunded loan commitments and letters of credit losses	(1,141)	587	(352)	(1,577)	3,180
Economic reserve transfer	—	—	6,253	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$36,957	$38,098	$37,511	$31,610	$33,187

Total allowances for credit losses	$305,304	$292,041	$292,295	$296,000	$304,398

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.84%	0.81%	0.77%	0.81%	0.78%
Economic reserve	0.21	0.20	0.22	0.27	0.32
Specific reserve	0.05	0.03	0.05	0.01	0.05

Total loans and leases	1.10%	1.04%	1.04%	1.09%	1.15%

Non-performing loans and leases (NPLs)	263	283	304	441	424
Non-performing assets (NPAs)	229	249	262	361	250

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.25%	1.19%	1.19%	1.22%	1.29%
Non-performing loans and leases	300	326	349	494	476
Non-performing assets	261	287	300	404	280

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2005				2004
(in thousands of dollars)	Fourth	Third	Second	First	Fourth

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$(744)	$(1,082)	$1,312	$14,092	$1,239
Construction	(175)	495	(134)	(51)	704
Commercial	14	1,779	2,269	(152)	1,834

Middle market commercial real estate	(161)	2,274	2,135	(203)	2,538

Small business commercial and industrial and commercial real estate	4,465	3,062	2,141	2,283	1,386

Total commercial	3,560	4,254	5,588	16,172	5,163

Consumer:
Automobile loans	3,213	3,895	1,664	3,216	4,406
Automobile leases	3,422	3,105	2,123	3,014	3,104

Automobile loans and leases	6,635	7,000	3,787	6,230	7,510
Home equity	4,498	4,093	5,065	3,963	5,346
Residential mortgage	941	522	430	439	608
Other loans	1,934	2,084	1,394	1,468	2,286

Total consumer	14,008	13,699	10,676	12,100	15,750

Total net charge-offs	$17,568	$17,953	$16,264	$28,272	$20,913

Net charge-offs — annualized percentages:
Commercial:
Middle market commercial and industrial	(0.06)%	(0.09)%	0.11%	1.20%	0.11%
Construction	(0.04)	0.12	(0.03)	(0.01)	0.18
Commercial	—	0.37	0.48	(0.03)	0.40

Middle market commercial real estate	(0.02)	0.25	0.24	(0.02)	0.30

Small business commercial and industrial and commercial real estate	0.80	0.54	0.38	0.42	0.26

Total commercial	0.13	0.16	0.21	0.62	0.21

Consumer:
Automobile loans	0.64	0.75	0.32	0.64	0.92
Automobile leases	0.59	0.51	0.34	0.49	0.52

Automobile loans and leases	0.61	0.62	0.33	0.56	0.70
Home equity	0.39	0.35	0.44	0.35	0.48
Residential mortgage	0.09	0.05	0.04	0.04	0.07
Other loans	1.48	1.64	1.14	1.22	1.91

Total consumer	0.41	0.40	0.31	0.36	0.49

Net charge-offs as a % of average loans	0.29%	0.29%	0.27%	0.47%	0.36%

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	2005				2004
(in thousands of dollars)	December 31,	September 30,	June 30,	March 31,	December 31,

Non-accrual loans and leases:
Middle market commercial and industrial	$28,888	$25,431	$26,856	$16,993	$24,179
Middle market commercial real estate	15,763	13,073	15,331	6,682	4,582
Small business commercial and industrial and commercial real estate	28,931	26,098	19,788	16,387	14,601
Residential mortgage	17,613	16,402	14,137	12,498	13,545
Home equity	10,720	8,705	7,748	7,333	7,055

Total non-performing loans and leases	101,915	89,709	83,860	59,893	63,962

Other real estate, net:
Residential	14,214	11,182	10,758	10,571	8,762
Commercial (1)	1,026	909	2,800	2,839	35,844

Total other real estate, net	15,240	12,091	13,558	13,410	44,606

Total non-performing assets	$117,155	$101,800	$97,418	$73,303	$108,568

Non-performing loans and leases as a % of total loans and leases	0.42%	0.37%	0.34%	0.25%	0.27%

Non-performing assets as a % of total loans and leases and other real estate	0.48	0.42	0.40	0.30	0.46

Accruing loans and leases past due 90 days or more	$56,138	$50,780	$53,371	$50,086	$54,283

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.23%	0.21%	0.22%	0.21%	0.23%

	2005				2004
(in thousands of dollars)	Fourth	Third	Second	First	Fourth

Non-performing assets, beginning of period	$101,800	$97,418	$73,303	$108,568	$80,476
New non-performing assets (1)	52,553	37,570	47,420	33,607	61,684
Returns to accruing status	(3,228)	(231)	(250)	(3,838)	(2,248)
Loan and lease losses	(9,063)	(5,897)	(6,578)	(17,281)	(8,578)
Payments	(21,329)	(21,203)	(11,925)	(10,404)	(8,829)
Sales (1)	(3,578)	(5,857)	(4,552)	(37,349)	(13,937)

Non-performing assets, end of period	$117,155	$101,800	$97,418	$73,303	$108,568

(1)	At December 31, 2004, other real estate owned included $35.7 million of properties that related to the work-out of $5.9 million of mezzanine loans. These properties were subject to $29.8 million of non-recourse debt to another financial institution. Both properties were sold in the first quarter of 2005.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2005				2004
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth

Common stock price, per share
High (1)	$24.640	$25.410	$24.750	$24.780	$25.380
Low (1)	20.970	22.310	22.570	22.150	23.110
Close	23.750	22.470	24.140	23.900	24.740
Average closing price	23.369	24.227	23.771	23.216	24.241

Dividends, per share
Cash dividends declared on common stock	$0.215	$0.215	$0.215	$0.200	$0.200

Common shares outstanding
Average — basic	226,699	229,830	232,217	231,824	231,147
Average — diluted	229,718	233,456	235,671	235,053	235,502
Ending	224,106	229,006	230,842	232,192	231,605
Book value per share	$11.41	$11.45	$11.40	$11.15	$10.96

Common share repurchases
Number of shares repurchased	5,175	2,598	1,818	—	—

Capital adequacy

	2005				2004
(in millions of dollars)	December 31,	September 30,	June 30,	March 31,	December 31,

Total risk-weighted assets (2)	$29,701	$29,352	$29,973	$30,267	$29,542

Tier 1 leverage ratio (2)	8.34%	8.50%	8.50%	8.45%	8.42%
Tier 1 risk-based capital ratio (2)	9.10	9.42	9.18	9.04	9.08
Total risk-based capital ratio (2)	12.38	12.70	12.39	12.33	12.48

Tangible equity / asset ratio	7.19	7.39	7.36	7.42	7.18
Tangible equity / risk-weighted assets ratio (2)	7.88	8.19	8.05	7.84	7.86
Average equity / average assets	7.89	7.97	8.03	7.76	7.74

Other data

Number of employees (full-time equivalent)	7,602	7,586	7,713	7,813	7,812
Number of domestic full-service banking offices (3)	344	346	344	343	342

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	December 31, 2005 figures are estimated.

(3)	Includes five Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Quarterly Operating Lease Performance
(Unaudited)

	2005				2004	4Q05 vs 4Q04
(in thousands of dollars)	Fourth	Third	Second	First	Fourth	Amount	Percent

Balance Sheet:
Average operating lease assets outstanding	$245,346	$308,952	$408,798	$529,245	$647,970	$(402,624)	(62.1)%

Income Statement:
Net rental income	$21,674	$26,729	$34,562	$43,554	$51,016	$(29,342)	(57.5)%
Fees	1,482	1,419	1,773	1,857	2,111	(629)	(29.8)
Recoveries — early terminations	1,186	1,114	1,762	1,321	1,979	(793)	(40.1)

Total operating lease income	24,342	29,262	38,097	46,732	55,106	(30,764)	(55.8)

Depreciation and residual losses at termination	17,223	20,856	26,560	34,703	45,293	(28,070)	(62.0)
Losses — early terminations	1,503	1,967	2,319	3,245	3,027	(1,524)	(50.3)

Total operating lease expense	18,726	22,823	28,879	37,948	48,320	(29,594)	(61.2)

Net earnings contribution	$5,616	$6,439	$9,218	$8,784	$6,786	$(1,170)	(17.2)%

Earnings ratios (1)
Net rental income	35.3%	34.6%	33.8%	32.9%	31.5%	3.8%	12.1%
Depreciation and residual losses at termination	28.1	27.0	26.0	26.2	28.0	0.1	0.4

Definition of term(s):
 Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, annualized.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

Annual Average Balances
Fully taxable equivalent basis		Change from 2004			Change from 2003
(in millions of dollars)	2005	Amount	%	2004	Amount	%	2003	2002	2001

Assets
Interest bearing deposits in banks	$53	$(13)	(19.7)%	$66	$29	78.4%	$37	$33	$7
Trading account securities	207	102	97.1	105	91	N.M.	14	7	25
Federal funds sold and securities purchased under resale agreements	262	(57)	(17.9)	319	232	N.M.	87	72	107
Loans held for sale	318	75	30.9	243	(321)	(56.9)	564	322	360
Investment securities:
Taxable	3,683	(742)	(16.8)	4,425	892	25.2	3,533	2,859	3,144
Tax-exempt	475	63	15.3	412	78	23.4	334	135	174

Total investment securities	4,158	(679)	(14.0)	4,837	970	25.1	3,867	2,994	3,318
Loans and leases: (1)
Commercial:
Middle market commercial and industrial (2)	4,817	361	8.1	4,456	(177)	(3.8)	4,633	4,810	5,075
Construction	1,678	258	18.2	1,420	201	16.5	1,219	1,151	1,040
Commercial (2)	1,908	(14)	(0.7)	1,922	122	6.8	1,800	1,670	1,522

Middle market commercial real estate	3,586	244	7.3	3,342	323	10.7	3,019	2,821	2,562
Small business commercial and industrial and commercial real estate	2,224	221	11.0	2,003	216	12.1	1,787	1,642	2,574

Total commercial	10,627	826	8.4	9,801	362	3.8	9,439	9,273	10,211

Consumer:
Automobile loans	2,043	(242)	(10.6)	2,285	(975)	(29.9)	3,260	2,744	N.M.
Automobile leases	2,422	230	10.5	2,192	769	54.0	1,423	452	N.M.

Automobile loans and leases	4,465	(12)	(0.3)	4,477	(206)	(4.4)	4,683	3,196	2,839
Home equity	4,636	449	10.7	4,187	746	21.7	3,441	3,029	3,334
Residential mortgage	4,081	869	27.1	3,212	1,186	58.5	2,026	1,438	1,048
Other loans	501	51	11.3	450	15	3.4	435	481	654

Total consumer	13,683	1,357	11.0	12,326	1,741	16.4	10,585	8,144	7,875

Total loans and leases	24,310	2,183	9.9	22,127	2,103	10.5	20,024	17,417	18,086
Allowance for loan and lease losses	(268)	30	10.1	(298)	32	9.7	(330)	(344)	(286)

Net loans and leases	24,042	2,213	10.1	21,829	2,135	10.8	19,694	17,073	17,800

Total earning assets	29,308	1,611	5.8	27,697	3,104	12.6	24,593	20,845	21,903

Operating lease assets	372	(525)	(58.5)	897	(800)	(47.1)	1,697	2,602	2,970
Cash and due from banks	845	2	0.2	843	69	8.9	774	757	912
Intangible assets	218	2	0.9	216	(2)	(0.9)	218	293	736
All other assets	2,164	86	4.1	2,078	58	2.9	2,020	1,910	1,891

Total Assets	$32,639	$1,206	3.8%	$31,433	$2,461	8.5%	$28,972	$26,063	$28,126

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,379	$149	4.6%	$3,230	$150	4.9%	$3,080	$2,902	$3,304
Demand deposits — interest bearing	7,658	451	6.3	7,207	1,014	16.4	6,193	5,161	5,005
Savings and other domestic time deposits	3,155	(276)	(8.0)	3,431	(31)	(0.9)	3,462	3,583	4,381
Certificates of deposit less than $100,000	2,952	535	22.1	2,417	(285)	(10.5)	2,702	3,619	4,980

Total core deposits	17,144	859	5.3	16,285	848	5.5	15,437	15,265	17,670
Domestic time deposits of $100,000 or more	1,292	427	49.4	865	63	7.9	802	851	1,280
Brokered deposits and negotiable CDs	3,119	1,282	69.8	1,837	418	29.5	1,419	731	128
Deposits in foreign offices	457	(51)	(10.0)	508	8	1.6	500	337	283

Total deposits	22,012	2,517	12.9	19,495	1,337	7.4	18,158	17,184	19,361
Short-term borrowings	1,379	(31)	(2.2)	1,410	(190)	(11.9)	1,600	1,856	2,099
Federal Home Loan Bank advances	1,105	(166)	(13.1)	1,271	13	1.0	1,258	279	19
Subordinated notes and other long-term debt	4,064	(1,315)	(24.4)	5,379	820	18.0	4,559	3,335	3,411

Total interest bearing liabilities	25,181	856	3.5	24,325	1,830	8.1	22,495	19,752	21,586

All other liabilities	1,496	(8)	(0.5)	1,504	303	25.2	1,201	1,170	905
Shareholders’ equity	2,583	209	8.8	2,374	178	8.1	2,196	2,239	2,331

Total Liabilities and Shareholders’ Equity	$32,639	$1,206	3.8%	$31,433	$2,461	8.5%	$28,972	$26,063	$28,126

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

(2)	The fourth quarter of 2005 reflects a net reclassification of $500 million from middle market commercial real estate to middle market commercial and industrial, on November 1, 2005.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin Analysis
(Unaudited)

	Annual Average Rates (2)
Fully Taxable Equivalent basis (1)	2005	2004	2003	2002	2001

Assets
Interest bearing deposits in banks	2.16%	1.05%	1.53%	2.38%	3.43%
Trading account securities	4.08	4.15	4.02	4.11	5.13
Federal funds sold and securities purchased under resale agreements	2.91	1.73	1.80	1.56	4.19
Loans held for sale	5.64	5.35	5.32	6.35	6.95
Investment securities:
Taxable	4.24	3.88	4.52	6.06	6.58
Tax-exempt	6.71	6.98	7.04	7.42	7.49

Total investment securities	4.52	4.14	4.73	6.12	6.63
Loans and leases:
Commercial:
Middle market commercial and industrial	5.79	4.41	4.95	5.45	6.96
Construction	6.01	4.09	4.09	4.57	6.99
Commercial	5.79	4.44	4.84	5.91	7.44

Middle market commercial real estate	5.90	4.29	4.54	5.36	7.26
Small business commercial and industrial and commercial real estate	6.18	5.50	5.91	6.73	7.96

Total commercial	5.91	4.59	5.00	5.65	7.29

Consumer:
Automobile loans	6.52	7.22	7.38	8.67	N.M
Automobile leases	4.94	5.00	5.09	5.14	N.M

Automobile loans and leases	5.66	6.14	6.68	8.17	8.94
Home equity	6.41	4.91	5.14	5.96	8.23
Residential mortgage	5.45	5.48	5.85	6.55	8.19
Other loans	6.13	6.38	6.71	7.40	8.40

Total consumer	5.87	5.56	5.93	6.98	8.44

Total loans and leases	5.89	5.11	5.49	6.27	7.79

Total earning assets	5.65%	4.89%	5.35%	6.23%	7.58%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	1.77	1.03	1.18	1.71	2.64
Savings and other domestic time deposits	1.36	1.28	1.94	2.24	3.54
Certificates of deposit less than $100,000	3.56	3.36	3.68	4.58	5.65

Total core deposits	2.06	1.53	1.94	2.70	3.95
Domestic time deposits of $100,000 or more	3.44	2.37	2.50	3.39	5.22
Brokered deposits and negotiable CDs	3.51	1.80	1.70	2.36	5.12
Deposits in foreign offices	2.10	0.82	0.92	1.47	3.82

Total deposits	2.40	1.58	1.91	2.69	4.06
Short-term borrowings	2.49	0.93	0.98	1.56	4.57
Federal Home Loan Bank advances	3.13	2.57	1.94	2.00	6.17
Subordinated notes and other long-term debt	4.02	2.46	2.82	3.70	5.52

Total interest bearing liabilities	2.70	1.79	2.03	2.75	4.34

Net interest rate spread	2.95	3.10	3.32	3.48	3.24
Impact of non-interest bearing funds on margin	0.38	0.23	0.17	0.14	0.05

Net interest margin	3.33%	3.33%	3.49%	3.62%	3.29%

N.M., not a meaningful value.

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 16 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data
(Unaudited)

	Year Ended December 31,
		Change from 2004			Change from 2003
(in thousands of dollars, except per share amounts)	2005	Amount	%	2004	Amount	%	2003	2002	2001

Interest income	$1,641,765	$294,450	21.9%	$1,347,315	$41,559	3.2%	$1,305,756	$1,293,195	$1,654,790
Interest expense	679,354	243,413	55.8	435,941	(20,829)	(4.6)	456,770	543,621	939,501

Net interest income	962,411	51,037	5.6	911,374	62,388	7.3	848,986	749,574	715,289
Provision for credit losses	81,299	26,237	47.7	55,062	(108,931)	(66.4)	163,993	194,426	257,326

Net interest income after provision for credit losses	881,112	24,800	2.9	856,312	171,319	25.0	684,993	555,148	457,963

Service charges on deposit accounts	167,834	(3,281)	(1.9)	171,115	3,275	2.0	167,840	153,564	165,012
Trust services	77,405	9,995	14.8	67,410	5,761	9.3	61,649	62,051	60,298
Brokerage and insurance income	53,619	(1,180)	(2.2)	54,799	(3,045)	(5.3)	57,844	62,109	75,013
Bank owned life insurance income	40,736	(1,561)	(3.7)	42,297	(731)	(1.7)	43,028	43,123	41,123
Other service charges and fees	44,348	2,774	6.7	41,574	128	0.3	41,446	42,888	48,217
Mortgage banking income	41,710	9,414	29.1	32,296	(25,884)	(44.5)	58,180	32,033	54,518
Securities gains	(8,055)	(23,818)	N.M.	15,763	10,505	N.M.	5,258	4,902	723
Gains on sales of automobile loans	1,211	(12,995)	(91.5)	14,206	(25,833)	(64.5)	40,039	—	—
Gain on sale of branch offices	—	—	—	—	(13,112)	N.M.	13,112	—	—
Gain on sale of Florida operations	—	—	—	—	—	—	—	182,470	—
Merchant services gain	—	—	—	—	—	—	—	24,550	—
Other income	75,041	(17,006)	(18.5)	92,047	988	1.1	91,059	76,940	63,305

Sub-total before operating lease income	493,849	(37,658)	(7.1)	531,507	(47,948)	(8.3)	579,455	684,630	508,209
Operating lease income	138,433	(148,658)	(51.8)	287,091	(202,607)	(41.4)	489,698	657,074	691,733

Total non-interest income	632,282	(186,316)	(22.8)	818,598	(250,555)	(23.4)	1,069,153	1,341,704	1,199,942

Personnel costs	481,658	(4,148)	(0.9)	485,806	38,543	8.6	447,263	418,037	454,210
Net occupancy	71,092	(4,849)	(6.4)	75,941	13,460	21.5	62,481	59,539	76,449
Outside data processing and other services	74,638	2,523	3.5	72,115	5,997	9.1	66,118	67,368	69,692
Equipment	63,124	(218)	(0.3)	63,342	(2,579)	(3.9)	65,921	68,323	80,560
Professional services	34,569	(2,307)	(6.3)	36,876	(5,572)	(13.1)	42,448	33,085	32,862
Marketing	28,077	1,588	6.0	26,489	(1,001)	(3.6)	27,490	27,911	31,057
Telecommunications	18,648	(1,139)	(5.8)	19,787	(2,192)	(10.0)	21,979	22,661	27,984
Printing and supplies	12,573	110	0.9	12,463	(546)	(4.2)	13,009	15,198	18,367
Amortization of intangibles	829	12	1.5	817	1	0.1	816	2,019	41,225
Restructuring reserve releases	—	1,151	N.M.	(1,151)	5,515	(82.7)	(6,666)	48,973	79,957
Loss on early extinguishment of debt	—	—	—	—	(15,250)	N.M.	15,250	—	—
Other expense	76,236	(17,045)	(18.3)	93,281	12,501	15.5	80,780	92,063	91,438

Sub-total before operating lease expense	861,444	(24,322)	(2.7)	885,766	48,877	5.8	836,889	855,177	1,003,801
Operating lease expense	108,376	(128,102)	(54.2)	236,478	(156,792)	(39.9)	393,270	518,970	558,626

Total non-interest expense	969,820	(152,424)	(13.6)	1,122,244	(107,915)	(8.8)	1,230,159	1,374,147	1,562,427

Income before income taxes	543,574	(9,092)	(1.6)	552,666	28,679	5.5	523,987	522,705	95,478
Provision for income taxes	131,483	(22,258)	(14.5)	153,741	15,447	11.2	138,294	198,974	(39,319)

Income before cumulative effect of change in accounting principle	412,091	13,166	3.3	398,925	13,232	3.4	385,693	323,731	134,797
Cumulative effect of change in accounting principle, net of tax (1)	—	—	—	—	13,330	N.M.	(13,330)	—	—

Net income	$412,091	13,166	3.3%	$398,925	26,562	7.1%	$372,363	$323,731	$134,797

Average common shares — diluted	233,475	(381)	(0.2)%	233,856	2,274	1.0%	231,582	244,012	251,716

Per common share
Income before cumulative effect of change in accounting principle per common share — basic	$1.79	$0.05	2.9%	$1.74	$0.06	3.6%	$1.68	$1.34	$0.54
Net income per common share — basic	1.79	0.05	2.9	1.74	0.12	7.4	1.62	1.34	0.54
Income before cumulative effect of change in accounting principle per common share — diluted	1.77	0.06	3.5	1.71	0.04	2.4	1.67	1.33	0.54
Net income per common share — diluted	1.77	0.06	3.5	1.71	0.10	6.2	1.61	1.33	0.54
Cash dividends declared	0.845	0.095	12.7	0.750	0.080	11.9	0.670	0.640	0.720

Return on average total assets	1.26%	(0.01)%	(0.79)	1.27%	(0.02)%	(1.55)	1.29%	1.24%	0.48%
Return on average total shareholders’ equity	16.0	(0.8)	(4.8)	16.8	(0.2)	(1.2)	17.0	14.5	5.8
Net interest margin (1)	3.33	—	—	3.33	(0.16)	(4.6)	3.49	3.62	3.29
Efficiency ratio (2)	60.0	(5.0)	(7.7)	65.0	1.1	1.7	63.9	65.6	79.2
Effective tax rate	24.2	(3.6)	(12.9)	27.8	1.40	5.3	26.4	38.1	(41.2	)(5)

Revenue — fully taxable equivalent (FTE)
Net interest income	$962,411	$51,037	5.6%	$911,374	$62,388	7.3%	$848,986	$749,574	$715,289
FTE adjustment (1)	13,393	1,740	14.9	11,653	1,969	20.3	9,684	5,205	6,352

Net interest income	975,804	52,777	5.7	923,027	64,357	7.5	858,670	754,779	721,641
Non-interest income	632,282	(186,316)	(22.8)	818,598	(250,555)	(23.4)	1,069,153	1,341,704	1,199,942

Total revenue	$1,608,086	$(133,539)	(7.7)%	$1,741,625	$(186,198)	(9.7)%	$1,927,823	$2,096,483	$1,921,583

N.M., not a meaningful value.

(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	Year Ended December 31,

(in thousands of dollars)	2005	2004	2003	2002	2001

Mortgage Banking Income
Origination fees	$10,781	$12,377	$17,272	$10,547	$18,479
Secondary marketing	10,986	8,340	23,607	21,264	22,611
Servicing fees	22,181	21,696	16,906	11,430	11,152
Amortization of capitalized servicing	(18,359)	(19,019)	(25,966)	(12,051)	(6,590)
Other mortgage banking income	11,750	7,524	11,404	14,956	19,818

Sub-total	37,339	30,918	43,223	46,146	65,470
MSR recovery / (impairment)	4,371	1,378	14,957	(14,113)	(6,322)

Total mortgage banking income (loss)	$41,710	$32,296	$58,180	$32,033	$59,148

Capitalized mortgage servicing rights (1)	$91,259	$77,107	$71,087	$29,271	$35,282
Total mortgages serviced for others (1)	7,276,000	6,861,000	6,394,000	3,776,000	2,947,000

Net Impact of MSR Hedging
MSR recovery / (impairment)	$4,371	$1,378	$14,957	$(14,113)	$(6,322)
Net trading gains (losses) related to MSR hedging (2)	(13,377)	(5,510)	—	718	—
Net interest income related to MSR hedging	1,688	1,450	—	—	—
Other MSR hedge activity (4)	—	(4,492)	—	—	—

Net impact of MSR hedging (3)	$(7,318)	$(7,174)	$14,957	$(13,395)	$(6,322)

N.M., not a meaningful value.

(1)	At period end.

(2)	Included in other non-interest income.

(3)	The tables above exclude securities gains or losses related to the investment securities portfolio.

(4)	Included in other mortgage banking income.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,

(in thousands of dollars)	2005	2004	2003	2002	2001

Allowance for loan and lease losses, beginning of period	$271,211	$299,732	$300,503	$345,402	$246,758

Loan and lease losses	(115,848)	(126,115)	(201,534)	(234,352)	(174,540)
Recoveries of loans previously charged off	35,791	47,580	39,725	37,440	28,271

Net loan and lease losses	(80,057)	(78,535)	(161,809)	(196,912)	(146,269)

Provision for loan and lease losses	83,782	57,397	164,616	182,211	251,567
Economic reserve transfer	(6,253)	—	—	—	—
Allowance of assets sold and securitized	(336)	(7,383)	(3,578)	(30,198)	(6,654)

Allowance for loan and lease losses, end of period	$268,347	$271,211	$299,732	$300,503	$345,402

Allowance for unfunded loan commitments and letters of credit, beginning of period	$33,187	$35,522	$36,145	$23,930	$18,171

Provision for unfunded loan commitments and letters of credit losses	(2,483)	(2,335)	(623)	12,215	5,759
Economic reserve transfer	6,253	—	—	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$36,957	$33,187	$35,522	$36,145	$23,930

Total allowances for credit losses	$305,304	$304,398	$335,254	$336,648	$369,332

Allowance for loan and lease losses (ALLL) as % of:(1)
Transaction reserve	0.84%	0.78%	0.88%	N.A. %	N.A. %
Economic reserve	0.21	0.32	0.40	N.A.	N.A.
Specific reserve	0.05	0.05	0.14	N.A.	N.A.

Total loans and leases	1.10%	1.15%	1.42%	1.62%	1.87%

Non-performing loans and leases (NPLs)	263	424	397	235	156
Non-performing assets (NPAs)	229	250	343	220	152

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.25%	1.29%	1.59%	1.81%	2.00%
Non-performing loans and leases	300	476	444	263	167
Non-performing assets	261	280	384	246	162

     N.A., not applicable.
(1) Huntington began calculating a separate transaction, economic, and specific reserve in the first quarter of 2003.

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(in thousands of dollars)	2005	2004	2003	2002	2001

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$13,578	$1,920	$75,803	$104,703	$45,338
Construction	135	2,465	2,928	4,216	789
Commercial	3,910	5,506	5,019	11,968	1,420

Middle market commercial real estate	4,045	7,971	7,947	16,184	2,209

Small business commercial and industrial and commercial real estate	11,951	5,566	11,625	14,516	15,750

Total commercial	29,574	15,457	95,375	135,403	63,297

Consumer:
Automobile loans	11,988	28,574	40,266	39,115	N.M.
Automobile leases	11,664	10,837	5,728	1,431	N.M.

Automobile loans and leases	23,652	39,411	45,994	40,546	55,071
Home equity	17,619	15,074	12,114	11,840	11,458
Residential mortgage	2,332	1,760	832	872	785
Other loans	6,880	6,833	7,494	8,251	15,658

Total consumer	50,483	63,078	66,434	61,509	82,972

Total net charge-offs	$80,057	$78,535	$161,809	$196,912	$146,269

Net charge-offs — annualized percentages:
Commercial:
Middle market commercial and industrial	0.28%	0.04%	1.64%	2.18%	0.89%
Construction	0.01	0.17	0.24	0.37	0.08
Commercial	0.20	0.29	0.28	0.72	0.09

Middle market commercial real estate	0.11	0.24	0.26	0.57	0.09

Small business commercial and industrial and commercial real estate	0.54	0.28	0.65	0.88	0.61

Total commercial	0.28	0.16	1.01	1.46	0.62

Consumer:
Automobile loans	0.59	1.25	1.24	1.43	N.M.
Automobile leases	0.48	0.49	0.40	0.32	N.M.

Automobile loans and leases	0.53	0.88	0.98	1.27	1.94
Home equity	0.38	0.36	0.35	0.39	0.34
Residential mortgage	0.06	0.05	0.04	0.06	0.07
Other loans	1.37	1.52	1.72	1.72	2.39

Total consumer	0.37	0.51	0.63	0.76	1.05

Net charge-offs as a % of average loans	0.33%	0.35%	0.81%	1.13%	0.81%

N.M., not a meaningful value.

Huntington Bancshares Incorporated
Annual Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	Year Ended December 31,
(in thousands of dollars)	2005	2004	2003	2002	2001

Non-accrual loans and leases:
Middle market commercial and industrial	$28,888	$24,179	$33,745	$79,691	$143,140
Middle market commercial real estate	15,763	4,582	18,434	19,875	35,848
Small business commercial and industrial and commercial real estate	28,931	14,601	13,607	19,060	29,009
Residential mortgage	17,613	13,545	9,695	9,443	13,112
Home equity	10,720	7,055	—	—	—

Total non-performing loans and leases	101,915	63,962	75,481	128,069	221,109

Other real estate, net:
Residential	14,214	8,762	6,918	7,915	4,915
Commercial (1)	1,026	35,844	4,987	739	1,469

Total other real estate, net	15,240	44,606	11,905	8,654	6,384

Total non-performing assets	$117,155	$108,568	$87,386	$136,723	$227,493

Non-performing loans and leases as a % of total loans and leases	0.42%	0.27%	0.36%	0.69%	1.20%

Non-performing assets as a % of total loans and leases and other real estate	0.48	0.46	0.41	0.74	1.23

Accruing loans and leases past due 90 days or more	$56,138	$54,283	$55,913	$61,526	$76,013

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.23%	0.23%	0.27%	0.33%	0.41%

	Year Ended December 31,
(in thousands of dollars)	2005	2004	2003	2002	2001

Non-performing assets, beginning of period	$108,568	$87,386	$136,723	$227,493	$105,397
New non-performing assets (1)	171,150	137,359	222,043	260,229	329,882
Returns to accruing status	(7,547)	(3,795)	(16,632)	(17,124)	(2,767)
Loan and lease losses	(38,819)	(37,337)	(109,905)	(152,616)	(67,491)
Payments	(64,861)	(43,319)	(83,886)	(136,774)	(106,889)
Sales (1)	(51,336)	(31,726)	(60,957)	(44,485)	(30,639)

Non-performing assets, end of period	$117,155	$108,568	$87,386	$136,723	$227,493

(1)	At December 31, 2004, other real estate owned included $35.7 million of properties that related to the work-out of $5.9 million of mezzanine loans. These properties were subject to $29.8 million of non-recourse debt to another financial institution. Both properties were sold in the first quarter of 2005.

Huntington Bancshares Incorporated
Annual Operating Lease Performance
(Unaudited)

	At December 31,
(in thousands of dollars)	2005	2004	2003	2002	2001

Balance Sheet:
Average operating lease assets outstanding	$372,132	$896,773	$1,696,535	$2,601,666	$2,969,902

Income Statement:
Net rental income	$126,519	$267,202	$458,644	$615,453	$654,625
Fees	6,531	13,457	21,623	28,542	27,573
Recoveries — early terminations	5,383	6,432	9,431	13,079	9,535

Total operating lease income	138,433	287,091	489,698	657,074	691,733

Depreciation and residual losses at termination	99,342	216,445	350,550	463,783	506,267
Losses — early terminations	9,034	20,033	42,720	55,187	52,359

Total operating lease expense	108,376	236,478	393,270	518,970	558,626

Net earnings contribution	$30,057	$50,613	$96,428	$138,104	$133,107

Earnings ratios (1)
Net rental income	34.0%	29.8%	27.0%	23.7%	22.0%
Depreciation and residual losses at termination	26.7	24.1	20.7	17.8	17.0

Definition of terms:
Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, annualized.